Exhibit 99.1

Origin Announces Pricing of $80,000,000 Subordinated Notes Offering

October 8, 2020

RUSTON, La., October 8, 2020 (GLOBE NEWSWIRE) -- Origin Bancorp, Inc. (Nasdaq: OBNK) (“Origin”), the parent holding company of Origin Bank, announced today that it has priced the underwritten public offering of $80 million aggregate principal amount of its 4.50% Fixed-to-Floating Rate Subordinated Notes due 2030 (the “Notes”). The Notes will initially bear a fixed interest rate of 4.50% per year, payable semi-annually in arrears. Commencing on November 1, 2025, the interest rate on the Notes will be a floating per annum rate equal to the Benchmark rate (which is expected to be Three-Month Term SOFR) (each as defined in the subordinated debt indenture and the supplement thereto under which the Notes will be issued) plus 432 basis points, payable quarterly in arrears. The offering is expected to fund on October 16, 2020, subject to the satisfaction of customary closing conditions.

Origin expects to use the net proceeds of this offering for general corporate purposes, which may include the support of Origin Bank’s balance sheet growth, the acquisition of other banks or financial institutions or other complementary businesses to the extent such opportunities arise, and the maintenance of Origin’s capital and liquidity ratios, and the ratios of Origin Bank, at acceptable levels.

Stephens Inc. is the sole book-running manager for the offering.

The Notes will be issued pursuant to an effective shelf registration statement (File No. 333-234068) Origin has filed with the Securities and Exchange Commission (the “SEC”) and only by means of a prospectus supplement and accompanying prospectus. Origin has filed a preliminary prospectus supplement with the SEC for the offering to which this communication relates. Prospective investors should read the preliminary prospectus supplement and the accompanying prospectus and other documents Origin has filed with the SEC for more complete information about Origin and the offering. You may access these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. Alternatively, Origin, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling Stephens Inc. toll-free at (800) 643-9691.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful.

About Origin

Origin is a financial holding company headquartered in Ruston, Louisiana. Origin’s wholly owned bank subsidiary, Origin Bank, was founded in 1912. Deeply rooted in Origin’s history is a culture committed to providing personalized, relationship banking to its clients and communities. Origin provides a broad range of financial services to businesses, municipalities, high net worth individuals and retail clients. Origin currently operates 43 banking centers located from Dallas/Fort Worth, Texas across North Louisiana to Central Mississippi, as well as in Houston, Texas. For more information, visit www.origin.bank.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin's future financial performance, business and growth strategy, projected plans and objectives, including Origin’s loan loss reserves and allowance for credit losses related to the COVID-19 pandemic and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including expectations regarding and efforts to respond to the COVID-19 pandemic and continued low interest rates or interest rate cuts by the Federal Reserve and the resulting impact on Origin's results of operations, estimated forbearance amounts and expectations regarding Origin's liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "anticipates," "believes," "expects," “foresees,” "intends," "plans," and similar expressions or future or conditional verbs such as "could," "may," “might,” "should," "will," and "would" or variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin's future results and cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to: the continuing duration and impacts of the COVID-19 global pandemic and efforts to contain its transmission, including the effect of these factors on Origin’s business, customers and economic conditions generally, as well as the impact of the actions taken by governmental authorities to address the impact of COVID-19 on the United States economy, including, without limitation, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”); deterioration of Origin's asset quality; factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; Origin’s ability to anticipate interest rate changes and manage interest rate risk; the effectiveness of Origin’s risk management framework and quantitative models; Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common stockholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; changes in Origin’s operation or expansion strategy or Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; increasing costs as Origin grows deposits; operational risks associated with Origin’s business; volatility and direction of market interest rates; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; changes in laws, rules, regulations, interpretations or policies relating to financial institutions, as well as tax, trade, monetary and fiscal matters; periodic changes to the extensive body of accounting rules and best practices; further government intervention in the U.S. financial system; compliance with governmental and regulatory requirements, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and others relating to banking, consumer protection, securities and tax matters; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; changes in the utility of Origin's non-GAAP liquidity measurements and its underlying assumptions or estimates; uncertainty regarding the future of the London Interbank Offered Rate and the impact of any replacement alternatives on Origin’s business; natural disasters and adverse weather events, acts of terrorism, an outbreak of hostilities, regional or national protests and civil unrest (including any resulting branch closures or property damage), widespread illness or public health outbreaks or other international or domestic calamities, and other matters beyond Origin’s control; and system failures, cybersecurity threats and/or security breaches and the cost of defending against them. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the SEC and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic and the impact of varying governmental responses, including the CARES Act, that affect Origin's customers and the economies where they operate. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, adjusted, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contact:

Chris Reigelman, Origin Bancorp, Inc.

318-497-3177 / chris@origin.bank